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                                                                 EXHIBIT 10.17.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This Second Amendment to Credit Agreement (this "Second Amendment") is executed effective as of December 10, 2001 (the "Effective Date"), by and among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, as the Administrative Agent (the "Administrative Agent"), and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively the "Lenders").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of June 8, 2001, as amended by that certain First Amendment to Credit Agreement dated as of October 15, 2001 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and

     WHEREAS, subject to the terms and conditions herein contained, the Lenders have agreed to the Borrower's request.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Lender hereby agree as follows:

     Section 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the Effective Date, in the manner provided in this Section 1.

         1.1 ADDITIONAL DEFINITIONS. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Collateral Agent," "Intercreditor Agreement," "Mortgage," "Mortgaged Property," "Second Amendment" and "Security Agreement" which shall read in full as follows:

         "Collateral Agent" means JPMorgan Chase Bank, as collateral agent under the terms of the Intercreditor Agreement, and its successors and assigns.

         "Intercreditor Agreement" means that certain Intercreditor Agreement to be executed in accordance with Section 5.12 by the Borrower, certain of its Subsidiaries, the Collateral Agent, the Administrative Agent and JPMorgan Chase Bank, as administrative agent


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for the lenders under the Bridge Agreement, in the form approved by the Required
Lenders and as the same may be amended or otherwise modified from time to time.

         "Mortgage" means any mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien to the Collateral Agent on any Mortgaged Property to secure the obligations described in the Intercreditor Agreement. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

         "Mortgaged Property" means each parcel of real property and improvements thereto owned by the Borrower with respect to which a Mortgage is granted pursuant to Section 5.12 or the Intercreditor Agreement.

         "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of December 10, 2001, among the Borrower, the Administrative Agent and the Lenders.

         "Security Agreement" means one or more security agreements to be executed in accordance with Section 5.12, and pursuant to the terms of the Intercreditor Agreement, by the Borrower, certain of its Subsidiaries and the Collateral Agent, which such agreements shall be satisfactory in form and substance to the Administrative Agent.

         1.2 AMENDMENTS TO DEFINITIONS. The definitions of "Administrative Agent," "Chase," "Collateral," "ETC Indebtedness," "Loan Documents," "Permitted Encumbrances" and "Security Instruments" set forth in Section 1.01 of the Credit Agreement are amended to read in full as follows:

         "Administrative Agent" means (i) prior to November 10, 2001, The Chase Manhattan Bank, and (ii) from and after November 10, 2001, JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder.

         "Chase" means (i) prior to November 10, 2001, The Chase Manhattan Bank, and (ii) from and after November 10, 2001, JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, in its individual capacity or as an Issuing Bank, as the case may be, and not as Administrative Agent.

         "Collateral" means the Mortgaged Property, the "Collateral" as defined in the Security Agreements and any and all property and assets on which Liens have been granted to the Collateral Agent to secure the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under the Loan Documents.

         "ETC Indebtedness" means equipment trust certificate or other secured Indebtedness financing created or incurred after the date hereof and secured by leased rail equipment which is pledged to a trustee acting on behalf of the holders of such certificates or other secured Indebtedness.

         "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Notes, the Subsidiary Guaranties, the Security Instruments, the Intercreditor


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Agreement, the Letters of Credit, any Certificate of Conversion, any Borrowing
Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing.

         "Permitted Encumbrances" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

          (g) Liens, if any, securing the Indebtedness described in Sections 6.01(a), (h), (i), (j), (m) and (n);

provided that the term "Permitted Encumbrances" shall not (except as otherwise permitted by clause (g) of this definition) include any Lien securing Indebtedness.

         "Security Instruments" means the Mortgages, the Security Agreements and any and all other mortgages, deeds of trust, security agreements, pledge agreements, financing statements and other agreements, documents or instruments now or hereafter executed and delivered by the Borrower, any of its Subsidiaries or any other Person as security for the payment and performance of the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under the Loan Documents.


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         1.3 AMENDMENT TO PROPERTIES REPRESENTATION. Section 3.05 of the Credit
Agreement is amended to read in full as follows:

          "SECTION 3.05 Properties. (a) Each of the Borrower and its Consolidated Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Collateral), except for (i) Permitted Encumbrances and (ii) minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and its Consolidated Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Consolidated Subsidiaries does not infringe upon the rights of any other Person, except for any such infringement that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Neither the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any other real property owned by it or any sale or disposition thereof in lieu of condemnation. Neither any such real property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such real property or interest therein."

         1.4 AMENDMENT TO SECURITY INSTRUMENTS PROVISION. Section 5.10 of the Credit Agreement is amended to read in full as follows:

          "SECTION 5.10 Security Instruments. If at any time, the ratings established by either S&P or Moody's for the Index Debt are reduced to a category or level (as established in accordance with the terms of this Agreement) below the applicable Security Threshold Rating Level, the Borrower will, and will cause each of its Subsidiaries (as applicable) to, at the Borrower's expense, execute and deliver to the Administrative Agent for the benefit of the Lenders, on or prior to twenty (20) days following the reduction of either of the ratings for the Index Debt to a category or level below the applicable Security Threshold Rating Level (or on or prior to such other date as may be agreed to in writing by the Borrower and the Required Lenders), and at such other times as the Required Lenders shall request, one or more Security Instruments, in form and substance satisfactory to the Administrative Agent, and in such number of counterparts as the Administrative Agent or the Collateral Agent shall request, for the purpose and with the effect of granting to the Collateral Agent as security for the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries described in the Intercreditor Agreement, a valid first and prior Lien on such assets and property of the Borrower and its Material Subsidiaries as the Required Lenders may require, together with such other executed documentation as the Administrative Agent or any Lender may require or deem necessary to perfect or protect the Collateral Agent's Liens on such assets and properties of the Borrower



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


     and its Subsidiaries, including, without limitation, (i) financing statements under the Uniform Commercial Code, (ii) all intellectual property assignments for all intellectual property registered in the United States of America, (iii) all Collateral the possession of which is necessary to perfect the Liens therein, (iv) all other applicable documentation under the laws of any jurisdiction required with respect to the creation, perfection and protection of Liens, (v) all third-party or governmental approvals and consents required for the pledge of the Collateral under the Security Instruments, and (vi) opinions of counsel (including, without limitation, local counsel), in form and substance satisfactory to the Administrative Agent, and covering such matters as the Administrative Agent or the Required Lenders shall reasonably request. Notwithstanding the foregoing or anything else to the contrary contained herein, the assets and property of the Borrower and its Subsidiaries on which Liens have been (or will be) granted to secure the indebtedness, obligations and liabilities of the Borrower and such Subsidiaries described in Sections 6.01(i), (j) and (n) shall not be included as Collateral for purposes of this Section 5.10 (including, without limitation, such assets and property separately identified in writing by the Borrower or the appropriate Subsidiary as reasonably necessary to secure such indebtedness, obligations and liabilities that may be incurred by the Borrower or such Subsidiary under Sections 6.01(i), (j) and (n)) for as long as such assets and property continue to secure (or be separately identified as reasonably necessary to secure) such indebtedness, obligations and liabilities."

         1.5 ADDITIONAL AFFIRMATIVE COVENANTS. Article V of the Credit Agreement is amended to add new Sections 5.11 and 5.12 thereto to read in full as follows:

                  "SECTION 5.11 Compliance With Security Instruments. The Borrower will, and will cause each of its Subsidiaries to, comply with its obligations under the Intercreditor Agreement and the Security Agreements arising in connection with the formation or acquisition of any Subsidiary within ten (10) Business Days after such Subsidiary is formed or acquired.

                  SECTION 5.12 Collateral Provisions.

                  (a) On or before December 31, 2001, the Borrower shall deliver or cause to be delivered to the Administrative Agent, each of the following, all in form and substance acceptable to the Administrative Agent and the Required Lenders in their sole discretion:

                           (i) the Intercreditor Agreement executed by the
                  Borrower and certain of its Subsidiaries a party thereto;

                           (ii) a Security Agreement executed by the Borrower
                  and certain of its Subsidiaries a party thereto, pursuant to which the Borrower and such Subsidiaries grant to the Collateral Agent a valid first and prior Lien on all of their accounts receivable and inventory;



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




                           (iii) a Subsidiary Guaranty executed by each of
                  Trinity Rail Group, LLC, Trinity Tank Car, Inc., Trinity Rail Components & Repair, Inc. and Thrall Trinity Freight Car, Inc.;

                           (iv) Uniform Commercial Code, tax and judgment lien
                  search reports listing all documentation on file against the Borrower, each Subsidiary (as applicable) and such other Persons as the Administrative Agent may require in each jurisdiction in which it has a principal place of business and jurisdiction of organization and in which any Collateral is or has been located;

                           (v) subject to the terms of the Intercreditor
                  Agreement and the Security Agreements, such executed documentation as the Collateral Agent or the Administrative Agent may require or deem necessary to perfect or protect the Collateral Agent's Liens in the assets of the Borrower and its Subsidiaries granted pursuant to the Security Agreement described in clause (ii) above, including, without limitation,
                  (A) financing statements under the Uniform Commercial Code,
                  (B) all Collateral the possession of which is necessary to perfect the Lien therein, (C) all other applicable documentation under the laws of any jurisdiction required with respect to the creation, perfection and protection of Liens, and (D) all third-party or governmental approvals and consents required for the pledge of the Collateral under the Security Agreement;

                           (vi) duly executed UCC-3 termination statements and
                  such other documentation as shall be necessary to terminate or release all Liens encumbering the Collateral not otherwise permitted by this Agreement;

                           (vii) evidence that the insurance required by Section
                  5.05 is in effect;

                           (viii) favorable written opinions from counsel to the
                  Borrower and its Subsidiaries addressed to the Lenders and satisfactory to Vinson & Elkins L.L.P., counsel for the Administrative Agent, as to such matters relating to the Intercreditor Agreement, the Security Agreements and the other Loan Documents, as the Administrative Agent may request (and the Borrower hereby instructs its counsel to deliver such opinions to the Administrative Agent for the benefit of the Lenders);

                           (ix) an amendment to the Bridge Agreement, in form
                  and substance satisfactory to the Administrative Agent, executed by the Borrower, JPMorgan Chase Bank, as administrative agent for the lenders under the Bridge Agreement, and the lenders a party to such Bridge Agreement; and

                           (x) such additional information and documentation as
                  the Collateral Agent or the Administrative Agent may require to consummate the transactions contemplated by this Section 5.12(a).

                  The Borrower shall, and shall cause each Subsidiary to use, commercially reasonable efforts to obtain on or before February 28, 2002, lien waivers,



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         subordination agreements and/or estoppel certificates with respect to the Collateral from all of the Borrower's and its applicable Subsidiaries' landlords, mortgages and/or lessees.

                  The Borrower's failure to fully and timely satisfy on or before December 31, 2001 each requirement set forth in clauses (i) through (x) of this Section 5.12(a) shall constitute an immediate Event of Default.

                  (b) On or before February 15, 2002, the Borrower shall deliver or cause to be delivered to the Administrative Agent, each of the following, all in form and substance acceptable to the Administrative Agent and the Required Lenders in their sole discretion:

                           (i) a Security Agreement (which may take the form of
                  an amendment and restatement of the Security Agreement delivered pursuant to Section 5.12(a)(ii)) executed by the Borrower and certain of its Subsidiaries, pursuant to which the Borrower and such Subsidiaries grant to the Collateral Agent a valid first and prior Lien on certain equipment, real property and other assets and property of the Borrower and such Subsidiaries (in addition to the Liens granted pursuant to the Security Agreement delivered pursuant to Section 5.12(a)(ii)) as shall be required and determined by the Administrative Agent and the Required Lenders;

                           (ii) Uniform Commercial Code, tax and judgment lien
                  search reports listing all documentation on file against the Borrower, each Subsidiary and such other Persons as the Administrative Agent may require in each jurisdiction in which it has a principal place of business and jurisdiction of organization and in which any Collateral is or has been located;

                           (iii) subject to the terms of the Intercreditor
                  Agreement and the Security Agreements, such executed documentation as the Collateral Agent or the Administrative Agent may require or deem necessary to perfect or protect the Collateral Agent's Liens in the assets of the Borrower and its Subsidiaries granted pursuant to the Security Agreement described in clause (i) above, including, without limitation,
                  (A) financing statements under the Uniform Commercial Code,
                  (B) all Collateral the possession of which is necessary to perfect the Lien therein, (C) all other applicable documentation under the laws of any jurisdiction required with respect to the creation, perfection and protection of Liens, and (D) all third-party or governmental approvals and consents required for the pledge of the Collateral under the Security Agreement;

                           (iv) duly executed UCC-3 termination statements and
                  such other documentation as shall be necessary to terminate or release all Liens encumbering the Collateral not otherwise permitted by this Agreement;

                           (v) evidence that the insurance required by Section
                  5.05 is in effect;



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                           (vi) favorable written opinions from counsel to the
                  Borrower and its Subsidiaries addressed to the Lenders and satisfactory to Vinson & Elkins L.L.P., counsel for the Administrative Agent, as to such matters relating to the Security Agreements and the other Loan Documents, as the Administrative Agent may request (and the Borrower hereby instructs its counsel to deliver such opinions to the Administrative Agent for the benefit of the Lenders);

                           (vii) as applicable, a Mortgage with respect to each
                  Mortgaged Property executed on behalf of the record owner of such Mortgaged Property with a metes and bounds or other description of the parcel attached thereto and recorded in the applicable real property records;

                           (viii) with respect to each parcel of the Mortgaged
                  Property, a title insurance commitment, all documentation evidencing any exceptions to title reflected thereon (or other evidence of title satisfactory to the Administrative Agent), and, to the extent available, a survey and environmental report relating to such parcel; and

                           (ix) such additional information and documentation as
                  the Collateral Agent or the Administrative Agent may require to consummate the transactions contemplated by this Section 5.12(b).

         The Borrower's failure to fully and timely satisfy on or before February 15, 2002 each requirement set forth in clauses (i) through (ix) of this
Section 5.12(b) shall constitute an immediate Event of Default."

         1.6 AMENDMENT TO LIEN COVENANT. Section 6.02 of the Credit Agreement is amended to read in full as follows:

                  "SECTION 6.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (a) Permitted Encumbrances and Liens created by the Security Agreements, the Mortgages, the other Security Instruments and the other Loan Documents;

                  (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on December 10, 2001 and set forth in Schedule 6.02;

                  (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other


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         property or assets of the Borrower or any Subsidiary and (iii) such
         Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

                  (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary."

         1.7 AMENDMENT TO FUNDAMENTAL CHANGE COVENANT. Section 6.03(a) of the Credit Agreement is amended to read in full as follows:

                  "(a) Except for the Thrall Merger which is expressly permitted hereunder, and except as otherwise set forth herein, the Borrower will not, and will not permit any Subsidiary to, (i) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, (ii) except for (A) sales of inventory in the ordinary course of business, and (B) the sale of assets described on Schedule 6.03 (or the sale of the voting securities or other equity interests of Subsidiaries whose only substantial assets are those described on Schedule 6.03), (y) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or (z) sell, transfer lease or otherwise dispose of any Collateral, or (iii) liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (A) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (C) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary, (D) TRLI may enter into, observe and perform its obligations pursuant to, and in accordance with, the TRLI Equipment Lease Transaction, and (E) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04."

         1.8 AMENDMENT TO RESTRICTIVE AGREEMENTS COVENANT. Section 6.08 of the Credit Agreement is amended to read in full as follows:



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


                  "SECTION 6.08 Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien in favor of the Administrative Agent or the Collateral Agent upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof."

         1.9 AMENDMENT TO DEFAULT PROVISIONS. Article VII of the Credit Agreement is amended as follows:

                  (a) Clause (d) of Article VII of the Credit Agreement is amended to read in full as follows:

                  "(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.01, 5.02, 5.03 (with respect to the Borrower's and its Subsidiaries' existence), 5.08, 5.10, 5.11, 5.12 or in Article VI, in the Security Agreement, in any Mortgage or in the Intercreditor Agreement;".

                  (b) New clauses (n), (o) and (p) are added to Article VII of the Credit Agreement to read in their entireties as follows and the word "or" is deleted from the end of clause (l):

                  "(n) any Lien purported to be created under any Loan Document shall cease to be, or shall be asserted by the Borrower or any of its Subsidiaries not to be, a valid and perfected Lien on any Collateral, with the priority required hereby, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

                  (o) the occurrence of an Event of Default (as defined in the Intercreditor Agreement); or


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


                  (p) either any Subsidiary Guaranty, any Security Agreement, the Intercreditor Agreement or any Mortgage shall for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with its terms after its date of execution, or the Borrower or any of its Subsidiaries shall so state in writing."

                  (c) The following provision is added to the end of Article VII of the Credit Agreement:

                  "In addition to the other rights and remedies that the Lenders may have upon the occurrence of an Event of Default, the Required Lenders may direct the Collateral Agent to exercise the rights and remedies available to the Collateral Agent under the Intercreditor Agreement, the Mortgages and the Security Agreements."

         1.10 AMENDMENT TO AGENT PROVISIONS. The following provision is added to the end of Article VIII of the Credit Agreement:

                  "The Administrative Agent is authorized to execute the Intercreditor Agreement on behalf of each Lender and bind each Lender to the terms thereof as if each Lender were directly a party thereto."

         1.11 AMENDMENT TO WAIVERS AND AMENDMENTS PROVISIONS. Section 9.02(b) of the Credit Agreement is amended to read in full as follows:

                  "(b) Neither this Agreement nor any of the Loan Documents nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release any Material Subsidiary from its obligations under its Subsidiary Guaranty, without the written consent of each Lender, (vi) release any material portion of the Collateral, without the written consent of each Lender, except as expressly permitted hereby, and provided that the Administrative Agent or the Collateral Agent shall release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by Section 6.03 hereof, or (vii) change any of the provisions of this Section 9.02(b) or the definition of

         "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent or the Issuing Bank hereunder without the prior written consent of such Agent or the Issuing Bank, as the case may be."

         Section 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. With the exception of Section 1.11 hereof, this Second Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders, and each of the following conditions to the effectiveness hereof have been satisfied:

                  (a) the Administrative Agent shall have received such documents and certificates as the Administrative Agent and its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Subsidiary, the power and authority of the Borrower and each Subsidiary (as applicable) to execute, deliver and perform this Second Amendment and any other legal matters relating to the Borrower, any Subsidiary or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel;

                  (b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed hereunder or under any other Loan Document;

                  (c) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Effective Date as if made on the Effective Date, except for such representations and warranties limited by their terms to a specific date;

                  (d) after giving effect to this Second Amendment, no Default or Event of Default shall exist; and

                  (e) all proceedings taken in connection with the transactions contemplated by this Second Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its counsel.

Section 1.11 hereof will be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and all Lenders, and each of the foregoing conditions to the effectiveness hereof have been satisfied.

         Section 3. LEGAL FEES. Upon execution of this Second Amendment by the Required Lenders, the Borrower shall pay all reasonable fees and expenses of counsel to the

Administrative Agent incurred by the Administrative Agent in connection with this Second Amendment and all related documents and transactions.

         Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof.

         4.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrower of this Second Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances.

         4.3 VALIDITY AND BINDING EFFECT. This Second Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4 NO DEFENSES. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

         4.5 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.

         Section 5. MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 COUNTERPARTS. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles shall be effective as originals.

         5.4 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.5 HEADINGS. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers as of the Effective Date.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                     TRINITY INDUSTRIES, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    JPMORGAN CHASE BANK (successor in interest by merger to The Chase Manhattan Bank), individually and as Administrative Agent

                                    By:
                                       -----------------------------------------
                                    Name:  Mike Lister
                                    Title: Vice President





                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     DRESDNER BANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES, as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                     as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                     BANK ONE, NA, as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     SUNTRUST BANK, as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     WACHOVIA BANK, N.A., as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     BNP PARIBAS, as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     THE ROYAL BANK OF SCOTLAND plc,
                                     as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     THE BANK OF NOVA SCOTIA, as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     THE BANK OF NEW YORK, as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                     COMERICA BANK, as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                [Signature Page]